UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2019

ARES CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00663	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ARCC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On June 10, 2019, Ares Capital Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) at the InterContinental Buckhead Atlanta, 3315 Peachtree Road NE, Atlanta, Georgia 30326.  The issued and outstanding shares of stock of the Company entitled to vote at the Annual Meeting consisted of the 426,298,200 shares of common stock outstanding at the close of business on the record date, April 8, 2019.  At the Annual Meeting, the Company’s stockholders voted on the following proposals and the Company’s inspector of election certified the vote tabulations indicated below.

Proposal 1

The nominees listed below were elected as Class III directors of the Company to serve until the 2022 annual meeting of stockholders, and until their respective successors are duly elected and qualify, based on the following votes:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
R. Kipp deVeer	195,278,792	3,078,721	3,813,285	171,070,777
Daniel G. Kelly, Jr.	143,526,104	54,838,154	3,806,540	171,070,777
Eric B. Siegel	141,210,218	57,160,746	3,799,834	171,070,777

Proposal 2

The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 was approved, based on the following votes:

FOR	AGAINST	ABSTAIN
361,731,438	5,407,459	6,102,678

Special Meeting of Stockholders

The special meeting of the Company’s stockholders (the “Special Meeting”) to consider the proposal to authorize the Company, with the approval of its board of directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to certain limitations (including, without limitation, that the number of shares issued does not exceed 25% of its then outstanding shares of common stock), has been adjourned to July 8, 2019 and will be held at the offices of Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022 at 3:00 p.m. Eastern Time. The Company was unable to get enough shares present or represented by proxy in order to constitute a quorum at the Special Meeting. Until the Company obtains a quorum for the Special Meeting, the matter requiring stockholder approval cannot be voted upon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION

Date: June 11, 2019

	By:	/s/ Penni F. Roll
	Name:	Penni F. Roll
	Title:	Chief Financial Officer